                         DELPHOS CITIZENS BANCORP, INC.
                               114 EAST 3RD STREET
                               DELPHOS, OHIO 45833
                                 (419) 692-2010


                                                               December 22, 1997


Fellow Stockholders:

      You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of Delphos Citizens Bancorp, Inc. (the "Company"), the holding company for Citizens Bank of Delphos (the "Bank"), which will be held on January 28, 1998, at 2:00 p.m., Eastern Time, at The F.O.E. Lodge, 1600 East 5th Street, Delphos, Ohio.

      The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company, as well as a representative of Crowe, Chizek & Company LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our stockholders may have regarding the business to be transacted.

      The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH MATTER TO BE CONSIDERED.

      PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

      On behalf of the Board of Directors and all of the employees of the Company and the Bank, we thank you for your continued interest and support.

                                          Sincerely yours,

                                          /s/ Joseph R. Reinemeyer

                                          Joseph R. Reinemeyer
                                          CHAIRMAN OF THE BOARD, PRESIDENT AND
                                          CHIEF EXECUTIVE OFFICER

                         DELPHOS CITIZENS BANCORP, INC.
                               114 EAST 3RD STREET
                               DELPHOS, OHIO 45833
                                 (419) 692-2010
                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 28, 1998
                       ----------------------------------

      NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Delphos Citizens Bancorp, Inc. (the "Company") will be held on January 28, 1998, at 2:00 p.m., Eastern Time, at The F.O.E. Lodge, 1600 East 5th Street, Delphos, Ohio.

      The purpose of the Annual Meeting is to consider and vote upon the following matters:

      1. The election of two directors for a term of three years or until a successor is elected and qualified;

      2. The ratification of the appointment of Crowe, Chizek & Company LLP as independent auditors of the Company for the fiscal year ending September 30, 1998; and

      3. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

      The Board of Directors has established December 11, 1997, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only recordholders of the Common Stock of the Company as of the close of business on such record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at the administrative office of the Company, 114 East 3rd Street, Delphos, Ohio 45833, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                                          By Order of the Board of Directors

                                          /s/ Gary G. Ricker

                                          Gary G. Ricker
                                          CORPORATE SECRETARY
Delphos, Ohio
December 22, 1997

                         DELPHOS CITIZENS BANCORP, INC.
                             -----------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 28, 1998
                             -----------------------


SOLICITATION AND VOTING OF PROXIES

      This Proxy Statement is being furnished to stockholders of Delphos Citizens Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on January 28, 1998, at 2:00 p.m., Eastern Time, at The F.O.E. Lodge, 1600 East 5th Street, Delphos, Ohio and at any adjournments thereof. The 1998 Annual Report on Form 10-K, which includes consolidated financial statements for the fiscal year ended September 30, 1997, accompanies this Proxy Statement, which is first being mailed to recordholders on or about December 22, 1997.

      Regardless of the number of shares of Common Stock owned, it is important that recordholders of a majority of the shares be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED IN THIS PROXY STATEMENT AND FOR THE APPROVAL AND RATIFICATION OF EACH OF THE SPECIFIC PROPOSALS PRESENTED IN THIS PROXY STATEMENT.

      Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING.

      A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

      The cost of solicitation of proxies on behalf of management will be borne by the Company. Proxies may be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, Citizens Bank of Delphos (the "Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

      The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

      The close of business on December 11, 1997 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,945,696 shares.

      As provided in the Company's Certificate of Incorporation, recordholders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

      The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors set forth in Proposal 1, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD" authority to vote for the nominees being proposed. Under Delaware law and the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

      As to the approval of Crowe, Chizek & Company, LLP as independent auditors of the Company set forth in Proposal 2, and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, you may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Under the Company's bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

      Proxies solicited hereby will be returned to the Company's transfer agent, Fifth Third Bank, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.


                    NAME AND ADDRESS OF          AMOUNT AND NATURE OF   PERCENT
TITLE OF CLASS       BENEFICIAL OWNER            BENEFICIAL OWNERSHIP   OF CLASS
--------------  ------------------------------  ---------------------  ----------

Common Stock    Citizens Bank of Delphos               163,097(1)         8.4%
                Employee Stock Ownership Plan
                ("ESOP")
                114 East 3rd Street
                Delphos, Ohio  45833


(1) Shares of Common Stock were acquired by the ESOP in the Bank's conversion from mutual to stock form. The ESOP Committee of the Board of Directors administers the ESOP. The Board has appointed a corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At December 11, 1997, 6,643 shares have been allocated under the ESOP and 156,454 shares remain unallocated. In accordance with the terms of the ESOP, each participant is deemed to have one share allocated to his or her account for the sole purpose of providing the ESOP Trustee with voting guidance. The ESOP Trustee will vote the unallocated shares in a manner calculated to most accurately reflect the instructions received from participants so long as the Trustee determines such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

      Messrs. Joseph R. Reinemeyer and David Roach, who are standing for election as directors, were unanimously nominated by the Nominating Committee of the Board of Directors. No person is being proposed for election pursuant to any agreement or understanding between any person and the Company.

                     PROPOSALS TO BE VOTED ON AT THE MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS


      The Board of Directors of the Company currently consists of five (5) directors and is divided into three classes. Effective October 1997, the Board of Directors amended the Company's Bylaws to increase the number of directors from four to five and elected David Roach to serve as a director for a term expiring at this Annual Meeting. Each of the five members of the Board of Directors of the Company also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

      The two nominees  proposed for election at this Annual  Meeting are Joseph
R. Reinemeyer and David Roach.

      In the event that any nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE NOMINEES IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES AND CONTINUING DIRECTORS

      The following table sets forth, as of the Record Date, the names of the nominees, and the names of continuing directors as well as their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each director became a director of the Bank, the year in which their terms (or in the case of the nominees, proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and all directors and executive officers as a group as of the Record Date.


                                                                          SHARES OF
NAME AND PRINCIPAL                                         EXPIRATION    COMMON STOCK
OCCUPATION AT PRESENT                           DIRECTOR   OF TERM AS    BENEFICIALLY   PERCENT OF
AND FOR PAST FIVE YEARS                   AGE   SINCE(1)    DIRECTOR       OWNED(2)      CLASS(3)
-----------------------                   ---   --------    --------       --------      --------
NOMINEE

Joseph R. Reinemeyer .................     48    1977         2001      23,384(4)(5)(6)    1.2%
President, Chief Executive Officer and
Chairman  of the Board of the  Company
and the Bank.  Mr.  Reinemeyer  served
as Executive Vice President and
Managing  Officer of the Bank from 1982
to 1996 and held various positions with
the Bank from 1975 to 1982.

David Roach ..........................     47    1997         2001           100             *%
President of Vogel Roach Corp., a radio
broadcast company.  Mr. Roach has worked
at Vogel Roach Corp. since 1972.


CONTINUING DIRECTORS

Nancy C. Rumschlag....................     47    1987         2000      30,741(4)(5)(6)    1.6%
Vice President of the Company and of the
Bank since 1991.  Ms. Rumschlag managed
the H&R Block office in Delphos prior to
joining the Bank.

P. Douglas Harter.....................     50    1969         1999      24,901 (7)(8)      1.3%
Associate and President of Harter and
Son Funeral Home.



                                                                          SHARES OF
NAME AND PRINCIPAL                                         EXPIRATION    COMMON STOCK
OCCUPATION AT PRESENT                           DIRECTOR   OF TERM AS    BENEFICIALLY  PERCENT OF
AND FOR PAST FIVE YEARS                   AGE   SINCE(1)    DIRECTOR       OWNED(2)     CLASS(3)
-----------------------                   ---   --------    --------       --------     --------

Robert L. Dillhoff .....................  50      1991        1999      16,227(7)(8)        *%
District Highway Management
Administrator for the Ohio Department of
Transportation.

EXECUTIVE OFFICER WHO IS NOT ALSO
 A DIRECTOR

Gary Ricker
Secretary and Treasurer of the Bank       43        -           -        4,672(4)(5)(6)     *%
  since 1987............................

Stock Ownership of all Directors           -        -           -         100,075(9)      5.1%
and Executive Officers as a Group
(5 persons)


------------------------
 *   Does not exceed 1.0% of the Company's voting securities.
(1)  Includes years of service as a director of the Bank.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).
(3) As of the Record Date, there were 1,945,696 shares of Common Stock outstanding.
(4) Includes 14,679 and 12,232 shares awarded to Mr. Reinemeyer and Ms. Rumschlag, respectively, under the Delphos Citizens Bancorp, Inc. 1997 Stock-Based Incentive Plan (the "Incentive Plan"). Awards to officers under the Incentive Plan vest in five equal annual installments commencing May 28, 1998, subject to the attainment of certain performance criteria adopted by the Compensation Committee. Each participant presently has voting power as to the shares awarded.
(5) Does not include 50,968 and 40,774 shares subject to options granted to Mr. Reinemeyer and Ms. Rumschlag, respectively, under the Incentive Plan. Options will be exercisable on a cumulative basis in five equal annual installments commencing May 28, 1998.
(6) Includes 999, 685 and 215 shares allocated to Mr. Reinemeyer, Ms. Rumschlag and Mr. Ricker, respectively, under the Bank's ESOP.
(7) Includes 4,077 shares awarded to each outside director pursuant to the Incentive Plan, which vest in five equal annual installments commencing on May 28, 1998, subject to the attainment of certain performance criteria adopted by the Compensation Committee. Each participant presently has voting power as to the shares awarded.
(8) Does not include 10,193 shares subject to options granted to each outside director under the Incentive Plan. Options will be exercisable on a cumulative basis in five equal annual installments commencing May 28, 1998.
(9) Includes a total of 35,065 shares awarded under the Incentive Plan as to which voting may be directed. Excludes a total of 112,128 shares subject to options granted under the Incentive Plan.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY

      The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors of the Company meets quarterly and may have additional meetings as needed. During the fiscal year ended September 30, 1997, the Board of Directors of the Company held six meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during fiscal year 1997. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

      AUDIT COMMITTEE. The Audit Committee of the Company and the Bank consists of Messrs. Harter and Dillhoff. The Audit Committee is responsible for reporting to the Board on the general financial condition of the Bank and the results of the annual audit, and is responsible for ensuring that the Bank's activities are being conducted in accordance with applicable laws and regulations. The Audit Committee of the Company met one time during fiscal 1997. The Audit Committee of the Bank met one time in fiscal 1997.

      NOMINATING COMMITTEE. The Company's Nominating Committee for the 1998 Annual Meeting consists of the full Board of Directors. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of shareholders. The Company's Certificate of Incorporation and Bylaws provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. The Nominating Committee met on October 27, 1997.

      COMPENSATION COMMITTEE. The Compensation Committee of the Company consists of Messrs. Harter and Dillhoff. The committee meets to establish compensation and benefits for the executive officers and to review the incentive compensation programs when necessary. The committee is also responsible for all matters regarding compensation and benefits, hiring, termination and affirmative action issues for other officers and employees of the Company and the Bank. The Compensation Committee met one time in 1997.

DIRECTORS' COMPENSATION

      DIRECTORS' FEES. Each outside director of the Bank is paid an annual retainer of $5,000 and receives a fee of $400 for each regular monthly meeting attended, and each outside director of the Company is paid an annual retainer of $2,000 and receives a fee of $250 for each regular quarterly meeting attended. Also, each outside director receives a fee of $400 for each special Board meeting attended. Outside director members of the Bank's Loan Committee receive a fee of $100 for each regular meeting attended. From time to time, members of the Board will perform inspections of real property for which the Board member receives a fee that ranges from $20 to $30, depending upon the location of the inspected property.

      INCENTIVE PLAN. Under the Incentive Plan maintained by the Company each member of the Board of Directors of the Company who is not an officer or employee of the Company or the Bank received non-statutory stock options to purchase 10,193 shares of Common Stock at an exercise price of $14.00, the fair market value of the Common Stock on May 28, 1997, the date the options were granted, and stock awards for 4,077 shares of Common Stock (collectively "Directors' Awards"). The Directors' Awards initially granted under the Incentive Plan will vest over a five-year period at a rate of 20% each year commencing on May 28, 1998, the first anniversary of the date of grant. The vesting of each year's award will be subject to the attainment of performance criteria established by the Compensation Committee. All unexercised options granted under the Incentive Plan expire 10 years following the date of grant. All Directors' Awards will immediately vest upon death or disability.

EXECUTIVE COMPENSATION

      THE REPORT OF THE COMPENSATION COMMITTEE AND THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT
INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE EXCHANGE ACT, EXCEPT AS TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

      COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and certain other executive officers of the Company or the Bank. In fulfillment of this requirement, the Compensation Committee of the Board of Directors of the Company, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

      The Compensation Committee's goal in setting executives' compensation is to attract, retain, motivate and reward highly qualified executive officers to achieve the Company's business objectives. This executive compensation program is integrated with the Company's annual and long-term business plans in order to provide a strategic link between corporate performance and attainment of corporate goals and executive compensation. The components of the corporate compensation program are base salary, performance incentives (bonus), and the Employee Stock Ownership Program.

      The Named Executive Officer has an employment agreement with the Bank, that has been guaranteed by the Company, which specify a minimum base salary and require periodic review of such salary.

      BASE SALARIES - In  determining  salary levels of the executive  officers,
      -------------
the Compensation Committee considers the entire compensation package, including stock plans. Rather than establishing specific performance goals, salary levels are aimed at reflecting the overall financial performance of the Company and the performance of each executive officer over time, which evaluation is subjective. The Compensation Committee reviews various published surveys of compensation paid to executives performing similar duties for financial institutions and their holding companies, with focus placed on financial institutions in the Company's market area. While salary levels are not targeted to correspond to any high, median or low end of the companies surveyed, these serve as a guide for the Compensation Committee in determining salary levels. In December of each year, the Compensation Committee will determine the level of salary adjustment, if any, to take effect on January 1 of the following year for all officers of the Bank.

      PERFORMANCE  BONUSES - Bonuses,  if any, are based on a  combination  of a
      --------------------
percentage of salary and dollar amounts, and at the discretion of the Compensation Committee, may vary. A year end performance bonus may be granted to all employees, including Executive Officers.

      STOCK PROGRAMS - The Board of Directors of Delphos Citizens Bancorp, Inc.,
      --------------
the Compensation Committee and management believe that significant employee stock ownership is a major incentive in maximizing Company profitability and aligning the interests of employees and stockholders. Therefore, in connection with the initial public stock offering of the Company on November 20, 1996 (the "Conversion"), the employee stock ownership plan was established. Allocations to the ESOP are currently based on each employee percentage of the total payroll. In addition, the Incentive Plan was established effective May 28, 1997.

      FISCAL 1997  COMPENSATION - In determining  the salary level for the Chief
      -------------------------
Executive Officer Joseph R. Reinemeyer for fiscal 1997, the Compensation Committee reviewed indicators of the Company's financial strength, efficiency and profitability. The Compensation Committee exercises its judgment and discretion, rather than attempting to set absolute targets for any of the ratios reviewed in connection with the above indicators, in determining salaries.

      The Chief Executive Officer's salary for fiscal 1997 was $69,327 and he was paid a bonus of $8,439, which is equivalent to 12% of his base salary. In addition, the Chief Executive Officer participates in the Bank's ESOP, 401(k) Plan and Incentive Plan.

                             COMPENSATION COMMITTEE
                             ----------------------
                                P. DOUGLAS HARTER
                               ROBERT L. DILLHOFF

      STOCK PERFORMANCE GRAPH. The following graph shows a comparison of cumulative total stockholder return on the Company's Common Stock based on the market price of the Common Stock with the cumulative total return of the Nasdaq Banks Stock Index for the period beginning on November 20, 1996, the day the Company's Common Stock began trading, through September 30, 1997. The graph was derived from a very limited period of time, and reflects the market's reaction to the initial public offering of the Common Stock and, as a result, may not be indicative of possible future performance of the Company's Common Stock.


                              [GRAPH APPEARS HERE]

                                    Summary


                                   11/27/96      12/31/96      3/31/97      6/30/97      9/30/97
                                   --------      --------      -------      -------      -------
Delphos Citizens Bancorp, Inc.      100.000       98.969       109.278      123.711      142.268
Nasdaq Stock Market                 100.000      102.904        97.327      115.170      134.621
Nasdaq Bank Stocks                  100.000      103.295       111.030      129.214      152.379


Notes:
    A. The lines represent quarterly index levels derived from compounded daily returns that include all dividends.
    B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
    C. If the quarterly interval, based on the fiscal year-end is not a trading day, the preceding trading day is used.
    D.  The index level for all series was set to 100.000 on 11/27/96.

      SUMMARY COMPENSATION TABLE. The following table shows, for the fiscal years ended September 30, 1997, 1996 and 1995, the cash compensation paid by the Company and the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer. No executive officer received compensation in excess of $100,000 during the year ended September 30, 1997.


------------------------------------------------------------------------------------------------------
                                                             Long Term Compensation
                                                         -----------------------------
                              Annual Compensation(1)            Awards          Payouts
                           ----------------------------  ---------------------  -------
                                               Other     Restricted Securities               All
                                               Annual     Stock     Underlying    LTIP      Other
Name and Principal           Salary   Bonus Compensation  Awards   Options/SARs Payouts  Compensation
Position              Year    ($)      ($)     ($)(2)     ($)(3)     (#)(4)     ($)(5)       ($)
--------------------  ----   ---------------------------------------------------- --------------------

Joseph R. Reinemeyer  1997  $69,797  $8,439    $ --      $205,506    50,968       $-      $13,086(6)
President and Chief   1996   56,262   8,440      --          -          -          -        4,515
Executive Officer     1995   52,569   7,670      --          -          -          -        4,404

--------------------------
(1) Under Annual Compensation, the column titled "Salary" includes meeting, valuation and inspection fees received as a Director of the Bank and the Company.
(2) "Other Annual Compensation" includes remuneration for unused "sick leave." For 1997, 1996 and 1995, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation;
     (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(3) Includes stock award of 14,679 shares granted to Mr. Reinemeyer pursuant to the Incentive Plan during fiscal year 1997. The dollar amount set forth in the table represents the market value of the shares awarded on the date of grant. The awards will vest in five equal annual installments commencing on May 28, 1998, the first anniversary of the effective date of the award. When shares become vested and are distributed, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) with respect thereto, plus earnings thereon. All awards vest immediately upon termination of employment due to death or disability. As of September 30, 1997, the market value of the 14,679 shares held by Mr. Reinemeyer was $253,213.
(4) Includes stock options granted to Mr. Reinemeyer pursuant to the Incentive Plan during fiscal year 1997. See "Option Grants in Last Fiscal Year" table for a discussion of options granted under the Incentive Plan.
(5) For 1997, 1996 and 1995, there were no payouts or awards under any long-term incentive plan.
(6) Includes $3,094 and $9,992 contributed by the Bank pursuant to the Bank's 401(k) Plan and ESOP, respectively.

EMPLOYMENT AGREEMENTS

      The Bank and the Company have entered into employment agreements with Mr. Reinemeyer (the "Executive"). These employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of Mr. Reinemeyer.

      The employment agreements provide for a three-year term for Mr. Reinemeyer. The Bank employment agreements provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The terms of the Company employment agreements shall be extended on a daily basis unless written notice of non-renewal is given by the Board of the Company. The agreements provide that the Executive's base salary will be reviewed annually. The current base salary for Mr. Reinemeyer as President and Chief Executive Officer of the Company and President and Chief Executive Officer of the Bank is $70,000. In addition to the base salary, the agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel. The agreements provide for termination by the Bank or the Company for cause as defined in the agreements at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Company upon: (i) failure to re-elect the Executive to his current offices; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the
Executive's principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Bank or the Company; or (v) a breach of the agreement by the Bank or the Company, the Executive or, in the event of death, his beneficiary would be entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the agreement. The Bank and the Company would also continue and pay for the Executive's life and disability coverage for the remaining term of the Agreement. Upon any termination of the Executive, the Executive is subject to a one year non-competition agreement.

      Under the agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company, the Executive or, in the event of the Executive's death, his beneficiary, would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining terms of the agreement; or (ii) three times the average of the five preceding taxable years' annual compensation. The Bank and the Company would also continue the
Executive's life, health, and disability coverage for thirty-six months. Notwithstanding that both agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement.

      Payments to the Executive under the Bank's agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Agreements shall be paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively. In the event of a change in control of the Bank or Company, the total amount of payments due under the Agreements, based solely on the current salary of Mr. Reinemeyer and excluding any benefits under any employee benefit plan which may be payable, would be approximately $210,000 in the aggregate.

      INCENTIVE PLAN. The Company maintains the Incentive Plan, which provides discretionary awards of options to purchase Common Stock, option-related awards and awards of Common Stock (collectively, "Awards") to officers, directors and key employees as determined by a committee of the Board of Directors. Awards of Common Stock to the Chief Executive Officer is provided under "Restricted Stock Awards" in the "Summary Compensation Table." The following table lists all grants of options under the Incentive Plan to the Chief Executive Officer for fiscal 1997 and contains certain information about potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.



                      OPTIONS GRANTS IN LAST FISCAL YEAR


                                                                               POTENTIAL REALIZABLE
                                                                                 VALUE AT ASSUMED
                                                                                 ANNUAL RATES OF
                                                                                   STOCK PRICE
                                                                                APPRECIATION FOR
                       INDIVIDUAL GRANTS                                           OPTIONS(1)
-----------------------------------------------------------------------------   -------------------
                           NUMBER OF
                           SECURITIES     % OF TOTAL
                           UNDERLYING     OPTION/SARS  EXERCISE OR
                            OPTIONS/      GRANTED TO    BASE PRICE
                         SARS GRANTED    EMPLOYEES IN     PER       EXPIRATION
      NAME             (#)(2)(3)(4)(5)   FISCAL YEAR     SHARE       DATE(7)      5%        10%
                              (6)
---------------------  ---------------  -------------   --------    ----------  ------  -----------

Joseph R. Reinemeyer        50,968           56%        $14.00        5/28/07  $449,538  $1,134,548


--------------------------------

(1) The amounts represent certain assumed rates of appreciation. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be realized.
(2) Options granted pursuant to the Incentive Plan are exercisable in five equal annual installments commencing on May 28, 1998, provided, however, options will be immediately exercisable in the event the optionee terminates employment due to death or disability.
(3)   The purchase  price may  be  made  in whole  or in part in  cash or Common
      Stock.
(4) Options include limited rights (SARs) pursuant to which the options may be exercised in the event of a change in control of the Company. Upon the exercise of a limited right, the optionee would receive a cash payment equal to the difference between the exercise price of the related option on the date of grant and the fair market value of the underlying shares of Common Stock on the date the limited right is exercised.
(5) All options are intended to be Incentive Stock Options to the extent permissible under Section 422 of the Code.
(6)   The option term is ten years.

      The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Chief Executive Officer as of September 30, 1997. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the Common Stock.


                        FISCAL YEAR-END OPTION/SAR VALUE



                                    NUMBER                      VALUE OF
                                OF SECURITIES            UNEXERCISED IN-THE-MONEY
                            UNDERLYING UNEXERCISED           OPTIONS/SARS
                                 OPTIONS/SARS               AT FISCAL YEAR-
       NAME                AT FISCAL YEAR-END(#)(1)          END($)(2)(3)
---------------------    ---------------------------   ---------------------------
                         EXERCISABLE UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
                         ----------- -------------     -----------   -------------

Joseph R. Reinemeyer         --        50,968               --         $165,646




------------------------------------
(1) The options in this table have an exercise price of $14.00.
(2) The price of the Common Stock on September 30, 1997 was $17.25.
(3) Based on the market value of the underlying Common Stock at fiscal year end, minus the exercise price.


      401(K) PLAN. The Bank maintains a tax-qualified salary reduction plan under Section 401(k) of the Code (the "401(k) Plan"). The 401(k) Plan, which was established in 1994, provides participants with retirement benefits and may also provide benefits upon death, disability or termination of employment with the Bank. An employee who works at least 1,000 scheduled hours per year is eligible to participate in the 401(k) Plan following the completion of one year of service and attainment of age 21. A participant is always 100% vested in his or her contributions. A participant must reach five years of vesting service (total time employed) before attaining a vested interest in the employer contribution. After five years of vesting service, the employee is 100% vested in the employer contribution.

      The funds included in the 401(k) Plan are administered by an independent trustee. The 401(k) Plan provides participants with five investment choices. Participants may make salary reduction contributions to the 401(k) Plan up to the lesser of 6% of annual base salary or the legally permissible limit (currently $9,240). All participants receive a quarterly detailed statement including information regarding market value of the participant's investments and all contributions made on his or her behalf, if any. Any withdrawals prior to age 59 1/2 are subject to a 10% tax penalty.

Participants may borrow against the vested portion of their accounts. The Board of Directors may at any time discontinue the Bank's contributions to employee accounts and did so for three of the four quarters of fiscal 1997.

      For the fiscal years ended September 30, 1997, 1996 and 1995, the Bank made total contributions of $21,708, $31,407 and $31,000, respectively, to the 401(k) Plan. For the fiscal year ended September 30, 1997, the Bank contributed $3,498 to the 401(k) Plan on behalf of Mr. Reinemeyer.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

      The Bank currently makes loans to employees, executive officers and directors on the same terms and conditions offered to the general public. The Bank's policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features. Any loan made to an executive officer or director must be approved by the Board of Directors prior to its being committed. As of September 30, 1997, all loans outstanding to a director or executive officer of the Bank were made by the Bank in the ordinary course of business, with no favorable terms and such loans do not involve more than the normal risk of collectibility or present other unfavorable features.

      The Company intends that all transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and are required to be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

                   PROPOSAL 2.  RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

      The Company's independent auditors for the fiscal year ended September 30, 1997 were Crowe, Chizek and Company LLP. The Company's Board of Directors has reappointed Crowe, Chizek and Company LLP to continue as independent auditors for the Bank and the Company for the year ending September 30, 1998, subject to ratification of such appointment by the shareholders.

      Representatives of Crowe, Chizek and Company LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

      UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.


                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

      To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than August 24, 1998. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Exchange Act.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

      The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

      Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ Gary G. Ricker

                                          Gary G. Ricker
                                          CORPORATE SECRETARY

Delphos, Ohio
December 22, 1997


           YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
             WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                 REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY
                    RETURN THE ACCOMPANYING PROXY CARD IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE.

                                  [FRONT SIDE]

                                 REVOCABLE PROXY

                         DELPHOS CITIZENS BANCORP, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                                January 28, 1998
                             2:00 p.m. Eastern Time
                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints the official proxy committee of the Board of Directors of Delphos Citizens Bancorp, Inc. (the "Company"), each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on January 28, 1998, at 2:00 p.m. Eastern Time, at the F.O.E. Lodge, 1600 East 5th Street, Delphos, Ohio, and at any and all adjournments thereof, as follows:

      1. The election as directors of the nominees listed (except as marked to the contrary below).

                  Joseph R. Reinemeyer; David Roach

                  FOR                     VOTE WITHHELD
                  ---                     -------------
                  |_|                          |_|

      INSTRUCTION: To withhold your vote for either nominee, write the nominee's name on the line provided below:

--------------------------------------------------------------------------------


      2. The ratification of the appointment of Crowe Chizek & Company, L.L.P. as independent auditors of Delphos Citizens Bancorp, Inc. for the fiscal year ending September 30, 1998.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------
            |_|                       |_|                     |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.

                                   [BACK SIDE]


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated December 22, 1997 and of the Annual Report to Shareholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                                          Dated:
                                                --------------------------------



                                          --------------------------------------
                                          SIGNATURE OF SHAREHOLDER



                                          --------------------------------------
                                          SIGNATURE OF SHAREHOLDER




                          -----------------------------


            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.